Exhibit 32.1

REGENOCELL THERAPEUTICS, INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANNES-OXLEY ACT OF 2002

In connection with the annual report of RegenoCELL Therapeutics, Inc. (the “Company”) on Form 10K/A for the period ending December 31, 2010 (the “Report”), I, James F. Mongiardo, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to Section 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 29, 2012

/s/	James F. Mongiardo
James F. Mongiardo
Chief Executive Officer
and
Chief Financial Officer